Exhibit 99.2

 1    2021 ICR CONFERENCE

   Forward Looking and Cautionary Statements  This presentation contains certain statements that are, or may be considered to be, “forward-looking statements” for the purpose of federal securities laws, including, but not limited to, statements that reflect our current views with respect to future events and financial performance. We generally identify these statements by words or phrases such as “may,” “might,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “intend,” “predict,” “future,” “potential” or “continue,” the negative or any derivative of these terms and other comparable terminology. Forward-looking statements are based on current expectation and assumptions that are subject to risks and uncertainties which may cause results to differ materially from the forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise.  Risks and uncertainties to which our forward-looking statements are subject include: (1) the COVID-19 pandemic has negatively impacted our business and continues to cause significant uncertainties; (2) general global economic conditions may decline, which could lead to disproportionately reduced consumer demand for our products, which represent relatively discretionary spending; (3) a decline in consumer traffic at malls and tourist locations could adversely affect our financial performance and profitability; (4) modification of our interactive shopping experience in response to COVID-19 could have a negative impact on the appeal of our interactive shopping experience; (5) we may experience store closures in shopping malls and tourist locations and other impacts to our business resulting from civil disturbances; (6) we may be restricted from offering the hands-on, interactive and high touch service model that is important to our brand; (7) there may be a reluctance to celebrate special occasions that have historically been a key driver for store traffic; (8) the COVID-19 pandemic may adversely affect consumer spending during this year’s holiday season; (9) we may be unable to generate demand for our interactive retail experience and products, including as the economy emerges from the restrictions imposed by the COVID-19 pandemic, and otherwise  respond to consumer preferences; (10) sales of our licensed products based on feature films with planned theatrical launches could be negatively affected by delayed movie releases as a result of the COVID-19 pandemic; (11) we may be unable to leverage the flexibility within our existing real estate portfolio; (12) our success depends on the ongoing effectiveness of our marketing and online initiatives to build consumer affinity for our brand and drive consumer demand for key products and services; (13) we are subject to a number of risks related to disruptions, failures or security breaches of our information technology infrastructure; (14) we may not be able to operate successfully if we lose key personnel; (15) we are subject to risks associated with technology and digital operations; (16) we may not be able to evolve our store locations to align with market trends, successfully diversify our store models and formats, or otherwise effectively manage our overall portfolio of stores; (17) we rely on a few global supply chain vendors to supply substantially all of our merchandise, and significant price increases or disruption in their ability to deliver merchandise could harm our ability to source products and supply inventory to our stores; (18) our company-owned distribution center and our third-party distribution center providers may experience disruptions in their ability to support our stores or they may operate inefficiently; (19) our merchandise is manufactured by foreign manufacturers and the availability and costs of our products, as well as our product pricing, may be negatively affected by risks associated with international manufacturing and trade, tariffs and foreign currency fluctuations; (20) we may be unable to effectively manage our international franchises, attract new franchisees or the laws relating to our international franchises change; (21) we may not be able to operate our international corporately-managed locations profitably; (22) we may fail to renew, register or otherwise protect our trademarks or other intellectual property and may be sued by third parties for infringement or misappropriation of their proprietary rights; (23) we may suffer negative publicity or be sued if the manufacturers of our merchandise or Build-A-Bear branded merchandise sold by our licensees ship products that do not meet current safety standards or production requirements or if such products are recalled or cause injuries; (24) we may suffer negative publicity or be sued if the manufacturers of our merchandise violate labor laws or engage in practices that consumers believe are unethical; (25) our profitability could be adversely impacted by fluctuations in petroleum products prices; (26) our business may be adversely impacted by a significant variety of competitive threats; (27) we may suffer negative publicity or a decrease in sales or profitability if the products from other companies that we sell in our stores do not meet our quality standards or fail to achieve our sales expectations; (28) we may be unsuccessful in engaging in various strategic transactions, which may negatively affect our financial condition and profitability; (29) the duration of our plan to not utilize cash to resume share repurchases while we continue to take measure to preserve our cash position may negatively impact our financial condition; (30) fluctuations in our quarterly results of operations could cause the price of our common stock to substantially decline; (31) the market price of our common stock is subject to volatility, which could in turn attract the interest of activist shareholders; and (32) provisions of our corporate governing documents and Delaware law may prevent or frustrate attempts to replace or remove our management by our stockholders, even if such replacement or removal may be in our stockholders’ best interests. For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to our most recent reports on Form 10-K, Form 10-Q and Form 8-K.  2

BBW

POWERFUL and EVOLVED BRAND
Build-A-Bear has multi-generational consumer connections and monetizable brand equity almost 25 years in the making

EXPERIENCED and DRIVEN TEAM
Flexible, responsive and disciplined management team and organization

SOUND STRATEGY EVEN AMID COVID DISRUPTION
Designed to drive profitable growth and leverage and monetize brand equity to diversify revenue streams

ACCELERATED KEY STRATEGIC INIATIVES IN 2020
While securing financial stability

FOCUSED ON CONTINUED OPPORTUNITY IN 2021
Driving results in digital transformation and retail evolution

3

   4  1997  2021  Build-A-Bear Workshop launches as the leading experiential retail-entertainment concept, predominately located in malls where families with children primarily went for shopping and entertainment at the time.  BBW: AN ICONIC BRAND EVOLVES….   Build-A-Bear has extended BEYOND TRADITIONAL MALL RETAIL to - new locations and formats- digital platforms, and- entertainment & content offerings to reach a broader range of consumers in a variety of new ways.   Build-A-Bear becomes a multi-generational brand that is recognized by and connected to consumers globally.

BBW: SNAPSHOT

BBW LISTED NYSE

Est. 1997	2004	2013	2020 and Beyond
Make-Your-Own Stuffed Animal Mall Retailer	IPO	Business Turnaround	Diversified Retailer with Evolving Business Model

Company Snapshot

Global retail with nearly 500 locations*

357 Corporately-Managed Stores

57 Third-party Retail Locations

77 International Franchise Stores

Multi-Generational Appeal

Nearly **200 MM** Furry Friends Sold

Diversified Channels

Rapidly growing e-commerce

13 consecutive quarters of double-digit growth**

Skilled Passionate Employees

3,500+

Associates

Powerful Brand

90%+

Aided brand awareness***

Known, emotional and leverageable brand equity

*Projected at end of FY2020; some locations may be temporarily closed due to governmental COVID mandates

**Q4-2017 through Q4-2020; Includes projected results for Q4-2020

*** US Moms of Kids ages 2-12

5

 BBW: BRAND POWER  6  Build-A-Bear is a brand that has consumer TRUST and LOVE  Over 80% of Moms say BAB is “a brand they trust” and over 80% of kids say BAB is “fun to visit”  12%  22%  15%  25%  26%      Age range   1/3 Male  2/3 Female  With Broad Demographic Appeal…  …and a Loyal, Passionate Consumer Base  Source: C&R Research 2017  AND YES, OVER 40% OF END USERS ARE TWEENS, TEENS AND ADULTS  9MM  Bonus Club Members and Opted-in E-mail data base

   BRAND  RETAIL  …EVEN IN THE COVID DISRUPTION  7  BBW: A SOUND STRATEGY…  Leverage the POWER and EMOTIONAL CONNECTION CREATED by THE ONE-TO-ONE retail guest-engagement & marketing model to DRIVE BRAND EQUITYMONETIZE the earned BRAND EQUITY in CATEGORIES & CHANNELS beyond traditional “retail”Expand the consumer base & engagement by enabling participation in the brand in multiple ways    consumer  Diversify and expand the retail business model  Monetize the power of the brand BEYOND traditional retail      Brand Leverage  $ Investment      BRAND  RETAIL  CONSUMER

 BBW EXECUTED A FOCUSED & FAST PANDEMIC RESPONSE…  8  Forced to temporarily CLOSE all corporately-managed stores  Focused immediately on preserving CASH and reducing EXPENSES    Shifted to VIRTUAL workforce at HQ     Pivoted to manage Triple-Digit increase in e-commerce demand   Furloughed over 90% of workforce; Salaries temporarily reduced for all others

 …WHILE ACCELERATING KEY LONGER-TERM STRATEGIES in 2020  9  After initially responding to and managing the immediate challenges brought by COVID, a rapid shift was made to leverage the circumstances to accelerate our strategic initiatives for long-term benefit. Resources focused in 3 areas:  1) Accelerated the Digital Transformation to Drive Awareness, Demand and Revenue  2) Rapidly Evolved Retail Leveraging Rent Optionality after Safely Reopening  3) Secured Financial Stability and Well-Being  Drove demand with key licensed products with e-comm first strategy  Recognized consumer mind shifts and needs   Leveraged content to stay engaged  Drove brand involvement and awareness with entertainment content  Innovated with digital only promotions and events   Reopened Retail Stores with modified service model  Utilized existing store overhead to help fulfill increased digital demand  Over 99% of leases were renegotiated in NA(and >90% in EU)  AGGRESSIVE CASH MANAGEMENT  CORPORATE REORGANIZATION  New Asset-Based Credit Facility

BBW: Q4-2020 SELECT FINANCIAL EXPECTATIONS

Q4-2020 Expectations:

($ in millions)	Q4 20 Range	Actual 2019	Mid Pt vs PY*
Total Revenues	$88.0 - $92.0	$104.6	($14.6)
Gross Profit	$43.5 - $46.0	$52.7	($8.0)
SG&A	$39.5 -$40.0	$45.1	($5.4)
EBIT**	$4.0 - $6.0	$7.6	($2.6)
EBITDA**	$7.3 - $9.3	$10.9	($2.6)
Cash & Equivalents***	$32 - $37	$26.7	+$7.8

Q4-2020 Expectations:

E-Commerce

+90-100%

Traffic Conversion AOV

Commercial Revenue

Down Double Digits

3rd Party Retail Intl Franchising

Net Retail Sales

Net Retail Sales Operating Days Operating Hours Conversion DPT

AOV represents Average Order Volume;
DPT represents Dollars Per Transaction

COMMENTS

- Q4-2020 revenue declined ~14% compared to FY2019, driven by ~18% fewer operating days for corporately-managed retail stores in the quarter compared to the prior year's period including the closure of all UK-based stores early in January 2021. In addition to less days, during the open days, our stores had reduced operating hours and we followed mandates and regulations regarding capacity, which further impacted the comparison to last year.
- Disciplined management of controllable costs and the impact of rent negotiations from earlier in the year helped to deliver a profitable quarter despite the decline in revenue.
- Commercial revenue declined due to negative impact from COVID.

* Comparisons vs Prior Year at mid-point of 2020 range;
** These non-GAAP financial measures are defined and reconciled to the most comparable GAAP measure later in this document;
*** Projected at end of FY2020

10

FY2020 SELECT FINANCIAL EXPECTATIONS

FY2020 Expectations:

($ in millions)	H1-2020	H1-2019	vs PY	Proj H2-2020*	H2-2019	vs PY	Proj FY2020*	Act FY2019	vs PY
	Actual	Actual		Mid-pt of Q4 Range	Actual		Mid-pt of Q4 range	Actual	
Total Revenues	$87.0	$163.6	($76.6)	$164.7	$174.9	($10.2)	$251.7	$338.5	($86.8)
Gross Profit	$15.6	$73.2	($57.6)	$79.5	$80.4	($0.9)	$95.1	$153.6	($58.5)
SG&A	$48.2	$71.5	($23.3)	$72.8	$80.5	($7.7)	$121.0	$152.0	($31.0)
EBIT**	($32.6)	$1.7	($34.3)	$6.7	($0.1)	+$6.8	($25.9)	$1.6	($27.5)
EBITDA**	($25.9)	$8.5	($34.4)	$13.2	$6.8	+$6.4	($12.7)	$15.3	($28.0)
Cash & Equivalents***							$34.5	$26.7	+$7.8

COMMENTS

- Net retail sales were negatively impacted by temporary store closures due to COVID, partially offset by strong growth in e-commerce demand. Commercial revenues also declined due to negative COVID impact. Disciplined management of items within our control contributed to an improvement in H2 profit compared to the prior year.
- There is a direct correlation between the total revenue decline and the number of operating days due to COVID restrictions by quarter and by region where BBW has corporately managed stores.

Decline in Store Operating Days By Geography and Quarter

	Q1	Q2	Q3	Q4
US	(49%)	(60%)	(7%)	(10%)
UK	(52%)	(63%)	(7%)	(66%)
TTL	(50%)	(60%)	(7%)	(18%)

In addition, crowd size restrictions and reduced operating hours due to government mandates impacted brick-and-mortar sales particularly during the high-volume holiday period.

* H2-2020 and Proj FY2020 reflect Q4 results at mid-point of expected range;
** These non-GAAP financial measures are defined and reconciled to the most comparable GAAP measure later in this document;
*** Projected at end of FY2020

11

   12        2  1  3  2021: CONTINUE TO EVOLVE OUR KEY INITATIVES  Further acceleration of digital transformation  Rapidly evolve retail capabilities    Financial stability and liquidity management  Expand digital capabilities and drive optimization across the entire organization to grow revenues and improve profitability.  Extend ways to connect with and meet the changing needs of consumers across all retail channels while driving omni-channel engagement and expanded delivery options.  Maintain the financial discipline required to support our business during on-going COVID uncertainty, while making select strategic investments designed for future growth.

2021

SELECT INITATIVES

1 Accelerate the company's digital transformation

- Advance overall digital capabilities across the enterprise including CRM programs;
- Improve digital marketing capabilities and efficiency;
- Utilize digital media, content & entertainment as marketing and brand-building tools to engage consumers and drive sales.

2 Rapidly evolve retail capabilities

- Broaden addressable market & expand consumer base with omni-channel engagement using occasion-based offerings and high-appeal licenses;
- Launch disruptive new digital retail experience to drive revenue and trial;
- Expand fulfillment capabilities to efficiently deliver increased demand creation.

3 Financial stability and liquidity management

- Focus on prudent and conservative cash usage during ongoing COVID uncertainty;
- Maintain disciplined expense management, including SG&A, as well as ongoing lease negotiations retaining optionality while continuing to evolve real estate portfolio;
- Strategically manage capital to support key initiatives.

13

 14      2  3  Rapidly evolve retail capabilities  Financial stability and liquidity management    1  Accelerate digital transformation    SELECT INITATIVES    14

1 2021: ACCELERATE DIGITAL TRANSFORMATION

Advance overall digital capabilities across the enterprise including CRM programs

Enhance digital technology & capabilities via Salesforce platform, combined with robust CRM data to enable new, multi-channel buyer journeys designed to acquire new consumers and drive lifetime value of existing guests.

Key Communication Tools include: Push Marketing (E-mail, SMS/TXT, Paid Social), New buyer journeys, Lead generation, Targeted messaging, Content & Entertainment creation and distribution, Stores, PR, etc.

Consumer Funnel:



Single 360º view of guest
Omnichannel Experience
Customized Offerings
CONSUMER ACQUISITION
Conversion
GUEST RETENTION
90%+ US Aided Brand Awareness
Consideration
Retargeting
PURCHASE
Post-Purchase Engagement
Repeat Purchase
Increase lifetime value through repeat purchase

15

1 2021: ACCELERATE DIGITAL TRANSFORMATION

Improve digital marketing capabilities and efficiency

Our digital-first approach leverages changes in consumer media preferences with projected

TRIPLE-DIGIT E-COMMERCE GROWTH IN FY2020 ENABLED BY:

- **+12%** OPTED-IN E-MAIL LIST
- **+20%** DIGITAL TRAFFIC
- **+15%** AVERAGE ON-LINE ORDER VALUE
- **+80%** DIGITAL RETURN ON AD SPEND (ROAS)
- **+20%** H2* E-MAIL ENGAGEMENT
- **+75%** H2* DIGITAL DEMAND $ FROM E-MAIL
- **+100%** H2* DIGITAL DEMAND $ PER E-MAIL DRIVEN VISIT

Also, enhanced digital technology by adding Queue-it and a "bear bot" to improve e-commerce interface.



2021 select tactics include:

Use improved analytics and tools to further enhance identification of target consumers via their interests, intent and engagement including:
- Search, queries, ad engagement, profile and "look-alike" data
- Personalized product suggestions and promotional offers.

Evolve and accelerate consumer engagement in preferred digital platforms with a cumulative opted-in access to over 10MM consumers:
- Facebook, Instagram, Google Ads (YouTube, Search, Display), programmatic, TikTok, Opted-in e-mails, etc.

Expand on-line streaming events to drive consumer awareness, engagement and sales:
- Hosted a number of on-line streaming events in 2020, some of which included new in-app immediate purchase capabilities.

* H2 includes FY 2020 Q3 results and Q4 through December

16

   17  2021: ACCELERATE DIGITAL TRANSFORMATIONUtilize digital media, content & entertainment as marketing and brand-building tools to engage consumers and drive sales  1  VALUE CREATION WHEEL  Continue to focus on digital and non-traditional media communications efforts in 2021 via:A multi-dimensional marketing model designed to drive consumer brand connections while shifting media expenditures toward digital efforts - and away from venues like traditional TV - while generating alternative coverage and impressions with strategies including entertainment content;A focused Public Relations effort which remains an important lever for BBW particularly given our brand’s high recognition.            Generated over 10 billion media impressions in 2020 with digital-first integrated multi-touchpoint consumer communications.

 18      2  3  Rapidly evolve retail capabilities  Financial stability and liquidity management    1  Accelerate digital transformation    SELECT INITATIVES    18

2 2021: RAPIDLY EVOLVE RETAIL CAPABILITES

Broaden addressable market & expand consumer base with omni-channel engagement using occasion-based offerings and high-appeal licenses

Expand digital capabilities to market broad-appeal licensed offerings and occasion-based products, to increase purchase consideration and drive both new guest acquisition and repeat business.

BROAD-APPEAL HIGH AFFINITY LICENSES





BROAD-APPEAL GIFTING



SEASONAL AND SPECIAL OCCASIONS





2020 H2 on-line demand included:

+ 130% increase in new guests

+ 190% increase in repeat purchases from lapsed guests

2021 select tactics include:

- Build on digital media algorithms and ID targeting to "find" new affinity consumers and roll out new customer journeys to drive repeat purchase.
- Continue to leverage key licenses like "The Child" and "Harry Potter" (which drove the majority of new guest acquisition demand in 2020) as we expect these properties to have "long tails" in 2021 & beyond.
- Introduce a new highly-requested affinity product line based on a video game with over 10 million players via our NINTENDO relationship.

* H2 includes FY 2020 Q3 results and Q4 through December

19

        20  2021: RAPIDLY EVOLVE RETAIL CAPABILITESLaunch disruptive new digital retail experience to drive revenue and trial  2  20      THIS NEW “CYBEAR” WORKSHOP:  Is designed to elevate our e-commerce platform to be a more interactive & personalized digital experience, reflecting some of the attributes of our iconic "retail-tainment" store process;Creates an additive, disruptive e-commerce opportunity as our digital demand has increased at triple-digit rates;Was developed “mobile first,” leveraging the fact that over 80% of Build-A-Bear digital demand comes from mobile devices.  Interactive from Stuffing to Purchasing

    21                CHOOSE ME                            STUFF ME                           ADD A HEART    FLUFF ME                        DRESS ME                TAKE ME HOME  Introducing…    2021: RAPIDLY EVOLVE RETAIL CAPABILITESLaunch disruptive new digital retail experience to drive revenue and trial  2      Coming in 2021

2 2021: RAPIDLY EVOLVE RETAIL CAPABILITES

Expand fulfillment capabilities to efficiently deliver increased demand creation

2020 delivered expanded and diversified options to fulfill digital demand.

- More than doubled e-commerce fulfillment capacity with improved warehouse throughput and the addition of stores as "mini-warehouses" which also leveraged in-store labor
    - 30% of digital demand during Q4 holiday season was fulfilled by stores
- Added new capabilities including: BOSFS, BOPIS and CURBSIDE PICK UP
- Enhanced "last mile" and same day opportunities with new Shipt relationship



Buy Online Ship From Store



Buy Online Pick-up In Store



Curbside Pickup



Shipt Same Day Delivery

2021 SELECT TACTICS INCLUDE:


Smart Post
Smart Post

Ohio Warehouse Reconfiguration

Given the expected continued growth in on-line demand, BBW is making a strategic investment to expand the fulfillment, efficiency and through-put of our current warehouse facility.

We also expect to see the full year benefit of the enhanced and new capabilities above, while driving continuous improvement.

22

 23      2  3  Rapidly evolve retail capabilities  Financial stability and liquidity management    1  Accelerate digital transformation    SELECT INITATIVES    23

3 FINANCIAL STABILITY AND LIQUIDITY MANAGEMENT

We plan to maintain the financial discipline required to support our business during on-going COVID uncertainty, while making strategic investments in the future

Signed 5-year $25MM credit facility agreement with PNC Bank in 2020.

Disciplined Cash Management

- Cash and equivalents expected to be $32MM-$37MM at end of FY2020.
- Focus on cash preservation
- Continue to improve inventory management

Focused Expense Management

- Currently forecasting FY2021 SG&A to be less than FY2019
- With ongoing lease negotiations, expect to maintain high optionality while continuing to evolve real estate portfolio

Strategic Use of Capital

- 2021 Capital Expenditures are expected to be in the range of $5.0 - $10.0MM, with Depreciation and Amortization in the range of $12.0-$14.0MM
- Plan to invest in warehouse reconfiguration and to continue to support digital transformation

24

BBW

POWERFUL and EVOLVED BRAND
Build-A-Bear has multi-generational consumer connections and monetizable brand equity almost 25 years in the making

EXPERIENCED and DRIVEN TEAM
Flexible, responsive and disciplined management team and organization

SOUND STRATEGY EVEN AMID COVID DISRUPTION
Designed to drive profitable growth and leverage and monetize brand equity to diversify revenue streams

ACCELERATED KEY STRATEGIC INIATIVES IN 2020
While securing financial stability

FOCUSED ON CONTINUED OPPORTUNITY IN 2021
Driving results in digital transformation and retail evolution

25

Explanatory Note on Non-GAAP Financial Measures:  26  Build-A-Bear Workshop (NYSE: BBW) reports it financial results in accordance with generally accepted accounting principles (GAAP). We have supplemented the reporting of our financial information determined in accordance with GAAP with certain non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help identify underlying trends in the Company’s business and provide useful information to both management and investors by excluding certain items that may not be indicative of the Company’s core operating results. These measures should not be considered a substitute for or superior to GAAP results. These non-GAAP financial measures are defined and reconciled to the most comparable GAAP measure within this appendix.

 Reconciliation of Non-GAAP Measures:Projected Q4 FY20 Range and Actual Q4 FY19  27  FY20 Q4 Range      ($ in millions)  Low  High  Income before income taxes (pre-tax)  $4.0  $6.0  Interest  $0  $0  Earnings before interest and taxes (EBIT)  $4.0  $6.0  Depreciation & Amortization  $3.3  $3.3  Earnings before interest, taxes, depreciation and amortization (EBITDA)  $7.3  $9.3  Actual Q4 FY19    ($ in millions)  Q4 FY19  Income before income taxes (pre-tax)  $7.6  Interest  $0  Earnings before interest and taxes (EBIT)  $7.6  Depreciation & Amortization  $3.3  Earnings before interest, taxes, depreciation and amortization (EBITDA)  $10.9

 Reconciliation of Non-GAAP Measures:First Half 2020 and 2019 Results  28  ($ in millions)  Actual H1 FY20  Actual H1 FY19  (Loss)/Income before income taxes (pre-tax)  ($32.6)  $1.7  Interest  $0  $0  Earnings before interest and taxes (EBIT)  ($32.6)  $1.7  Depreciation & Amortization  $6.7  $6.8  Earnings before interest, taxes, depreciation and amortization (EBITDA)  ($25.9)  $8.5

 29  ($ in millions)  ProjectedH2 FY20  ActualH2 FY19  Income/(Loss) before income taxes (pre-tax)  $6.7  ($0.1)  Interest  $0  $0  Earnings before interest and taxes (EBIT)  $6.7  ($0.1)  Depreciation & Amortization  $6.5  $6.9  Earnings before interest, taxes, depreciation and amortization (EBITDA)  $13.2  $6.8    Reconciliation of Non-GAAP Measures:Mid Point for Projected Second Half 2020 and Actual Second Half 2019

 Reconciliation of Non-GAAP Measures:Mid Point for Projected Full Year 2020 and Actual Full Year 2019  30  ($ in millions)  ProjectedFull Year FY20  ActualFull Year FY19  (Loss)/Income before income taxes (pre-tax)  ($25.9)  $1.6  Interest  $0  $0  Earnings before interest and taxes (EBIT)  ($25.9)  $1.6  Depreciation & Amortization  $13.2  $13.7  Earnings before interest, taxes, depreciation and amortization (EBITDA)  ($12.7)  $15.3

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